Exhibit 99.1

Mimecast Expands Data Migration Services with Acquisition of Simply Migrate

January 29, 2019, Lexington, MA – Mimecast Limited (NASDAQ: MIME), a leading email and data security company, today announced it has acquired Simply Migrate Ltd., an innovative provider of archive data migration technology. With this acquisition, Mimecast expands its migration services with a rich portfolio of connectors, combined with a deeper experience in helping organizations get out of the business of managing expensive, unreliable legacy archives so they can move to a next-generation data protection strategy in the Mimecast cloud. This helps enable them to reduce costs, safeguard their intellectual property, preserve institutional memory, accelerate e-discovery and achieve compliance.

The cost and complexity of legacy data migration is one of the leading obstacles preventing enterprises from moving to modern cloud-based archiving solutions such as Mimecast. The acquisition of Simply Migrate will offer customers and prospects a faster, less expensive and more reliable path to the Mimecast cloud.

“Legacy archiving systems are outdated and unable to handle growth and ever-changing demands of a modern enterprise. Many organizations struggle with the ballooning email storage volumes alongside other unstructured data types, coupled with the cost and management burdens of storing it on-premises,” said Peter Bauer, chief executive officer at Mimecast. “With the acquisition of Simply Migrate, customers can reap the benefits of the Mimecast Cloud Archive, which was recently named a Leader in the Gartner Magic Quadrant for Enterprise Information Archiving for the fourth year in a row. The technology Simply Migrate offers is engineered to provide end-to-end migration into the Mimecast Cloud Archive, helping to cut costs and operational complexity while achieving a superior result with more flexible access to data, case management, supervision and more.”

For more information, please visit our Mimecast Cloud Archive page.

About Mimecast

Mimecast is a cybersecurity provider that helps thousands of organizations worldwide make email safer, restore trust and bolster cyber resilience. Mimecast’s expanded cloud suite enables organizations to implement a comprehensive cyber resilience strategy. From email and web security, archive and data protection, to awareness training, uptime assurance and more, Mimecast helps organizations stand strong in the face of cyberattacks, human error and technical failure. www.mimecast.com

Mimecast Social Media Resources

-	LinkedIn: Mimecast
-	Facebook: Mimecast
-	Twitter: @Mimecast
-	Blog: Cyber Resilience Insights

Mimecast is either a registered trademark or trademark of Mimecast Services Limited in the United States and/or other countries. All other products and/or services referenced are trademarks of their respective companies.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, the statements relating to the complementary nature and effectiveness of Simply Migrate’s solutions, the ability to integrate Simply Migrate’s technology into Mimecast’s solutions, the future financial impact of the acquisition, including but not limited to the expenses associated with the transaction and future projected revenue from Simply Migrate’s solution offering, and the overall impact of the acquisition of Simply Migrate on Mimecast’s business and operations, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Mimecast intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contacts

Alison Raymond Walsh / Laura Rapson / Richard Botley

Press@Mimecast.com

617-393-7126

Investor Contact

Robert Sanders

Investors@Mimecast.com

617-393-7074